SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Item 12. Disclosure of Results of Operations and Financial Condition

        On January 28, 2004, PPL Corporation issued a press release announcing its results for the quarter and year ended December 31, 2003 and its 2004 earnings forecast. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1 -	Press Release, dated January 28, 2004, announcing PPL Corporation's results for the quarter and year ended December 31, 2003 and its 2004 earnings forecast.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ Joseph J. McCabe Joseph J. McCabe Vice President and Controller

Dated:January 28, 2004